UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

_______________

DIGITAL POWER CORPORATION

 (Exact name of registrant as specified in its charter)

94-1721931	1-12711	California
(IRS Employer Identification No.)	Commission File Number	(State or other jurisdiction of incorporation)

48430 Lakeview Blvd, Fremont, CA 94538-6532

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 28, 2014, Digital Power Corporation announced its financial results for the quarter and fiscal year ended December 31, 2013. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including the Press Release attached as an exhibit hereto, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Press Release, dated March 28, 2014, entitled “Digital Power Corporation Reports Financial Results for the Fourth Quarter and the Year Ended December 31, 2013”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

/s/ Amos Kohn
By: Amos Kohn Title: President & Chief Executive Officer

Dated: March 28, 2014

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